SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                      FORM 8-K

                                  CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934



                           Date of Report: May 15, 2003
                         (Date of earliest event reported)

                                  FNB CORPORATION
               (Exact name of registrant as specified in its charter)


   Virginia                 000-24141                    54-1791618
(State or other            (Commission               (I.R.S. Employer
jurisdiction of            File Number)               Identification No.)
incorporation or
organization)





                                 105 Arbor Drive
                           Christiansburg, Virginia 24068
                      (Address of principal executive offices)

                                  540-382-4951
                       (Registrant's telephone number,
                            including area code)



            (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On May 15, 2003, FNB Corporation issued a press release announcing the appointment of new Chief Executive Officer, William (Bill) P. Heath, Jr. A copy of the press release is attached as Exhibit 99.1.

Exhibit

    99.1        FNB Corporation press release dated May 15, 2003






                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FNB CORPORATION
                                              (Registrant)

                                            /s/ Peter A. Seitz_________
                                            Peter A. Seitz
                                            Executive Vice President and
                                            Chief Administrative Officer


Date:  May 15, 2003

                                  EXHIBIT INDEX


  Exhibit

    99.1          FNB Corporation press release dated May 15, 2003
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